                                                                   EXHIBIT 10.18

                    PATENT ASSIGNMENT AND ROYALTY AGREEMENT

     THIS PATENT ASSIGNMENT AND ROYALTY AGREEMENT (the "Agreement") is entered into by and among ADVANCED TECHNOLOGY INCUBATOR, INC., a corporation of Michigan, having its principal place of business at 5810 Long Court, Austin, Texas 78730 (hereinafter "ASSIGNOR"), and ELECTRONIC BILLBOARD TECHNOLOGY, INC., a corporation of Delaware, having its principal place of business at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758 (hereinafter "ASSIGNEE") (collectively the "Parties" or "parties").

     WHEREAS, ASSIGNOR desires to assign the TECHNOLOGY to ASSIGNEE, and ASSIGNEE desires to receive the assignments of the TECHNOLOGY from ASSIGNOR in exchange for a one-time payment and a series of royalty payments;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

I    Definitions

     As used herein, the following terms shall have the meanings set forth below:

     1.1 TECHNOLOGY means ASSIGNOR'S LCD Technology pertaining to the structure, enhancing optics, driving schemes, and mechanical assembly for bill board applications including but not limited to the inventions and other ideas as set forth in the PATENT or PATENTS.

     1.2 PATENT or PATENTS means the United States Patent No. 5,469,187, and all divisions, continuations, continuation-in-parts, renewals, reissues, substitutes, and extensions thereof, and any related foreign patents and patent applications claiming any part or whole of the TECHNOLOGY.

     1.3 PRODUCTS means any and all products which are based in whole or in part on the PATENTS or on the TECHNOLOGY.

     1.4  EFFECTIVE DATE shall be October 6, 1998.

     1.5 GROSS REVENUES means revenues received by ASSIGNEE from third parties as a direct result of the sale or lease of PRODUCTS, excluding any taxes, levies, customs and duties, less any amounts refunded to such third parties. Such revenues include any advertising revenues received by ASSIGNEE from such third parties and generated directly through the use of a PRODUCT to display the advertising. Subject to Section 9.1, GROSS REVENUES also includes any fees, royalties, or other income received by ASSIGNEE from a third party for a license or sublicense of the PATENTS or TECHNOLOGY.

II   Assignment

     2.1 Upon payment by ASSIGNEE to ASSIGNOR of Two Hundred Thousand Dollars ($200,000), ASSIGNOR will assign to ASSIGNEE the entire right, title and interest in the PATENTS and TECHNOLOGY by executing the Assignment in Exhibit A attached hereto.

III  Royalty Payments

     3.1 ASSIGNEE hereby agrees to pay ASSIGNOR a five percent (5%) royalty on the GROSS REVENUES.

IV   Patenting

     4.1 Subsequent to execution of the Assignment in Exhibit A, ASSIGNEE or its designee will pay all application, maintenance, attorney's and other fees for the preparation, prosecution, and maintenance of the PATENTS (collectively, the "PATENT FEES"). If, during this time period, ASSIGNEE decides not to pay the PATENT FEES, then ASSIGNEE will promptly notify ASSIGNOR, and ASSIGNOR may pay such PATENT FEES and received reimbursement of such PATENT FEES from ASSIGNEE.

     4.2 Subject to execution of the Assignment Back in either Exhibit B or Exhibit C, ASSIGNOR will pay all PATENT FEES.

V    Payments and Reports

     5.1 Not later than the last day of each January, April, July and October, ASSIGNEE shall furnish to ASSIGNOR a written statement of all amounts due hereunder for the quarterly periods ended the last days of the preceding December, March, June and September, respectively, and shall pay to ASSIGNOR all amounts due to ASSIGNOR. If no amount is accrued during any quarterly period, a written statement to that effect shall be furnished upon the request of ASSIGNOR.

     5.2 Payments hereunder will be made to either ASSIGNOR or directly to Dr. Zvi Yaniv, as directed by Dr. Zvi Yaniv.

VI   Technical Support

     6.1 ASSIGNOR agrees to furnish to ASSIGNEE all information, including, but not limited to copies of all engineering drawings, specifications, prototype models, etc. in ASSIGNOR'S possession, relating to the TECHNOLOGY.

VII  Representations and Warrants

     7.1  ASSIGNOR hereby represents and warrants the following to be true:

          (a) That all maintenance fees due to date have been paid on the PATENTS.

          (b) That ASSIGNOR'S rights with respect to the TECHNOLOGY and the PATENTS are free from any license, pledge, lien, security interest, conditional sales agreement, encumbrance or any other charge and/or third party right.

          (c) That ASSIGNOR has no knowledge of any third party that may have infringed or violated any of ASSIGNOR'S rights in or with respect to the TECHNOLOGY or the PATENTS, and that no conflict or adverse claim with respect to the TECHNOLOGY or the PATENTS exist.

          (d) That the use of the TECHNOLOGY and the PATENTS as contemplated hereunder and the implementation of the Parties' rights hereunder do not violate or infringe any third parties' rights whatsoever.

          (e) That ASSIGNOR has the corporate power and authority to enter into this Agreement, to bind itself and comply with all of its obligations hereunder, and furthermore, has the full right and authority to make the assignment hereunder, and the execution, delivery and performance by ASSIGNOR of this Agreement will not conflict with, give rise to, or result in, any breach or default of any terms under any provision of law, regulation or agreement, commitment, judgment or order to which ASSIGNOR is a party or by which ASSIGNOR is bound.

          (f) That ASSIGNOR has no knowledge of pending or threatened litigation concerning the validity of the PATENTS.

VIII Termination

     8.1  This Agreement is perpetual unless sooner terminated herein.

     8.2 ASSIGNEE may terminate this Agreement at any time upon thirty (30) days' written notice to ASSIGNOR.

     8.3 If either Party shall be in default of any obligation hereunder, or shall be adjudged bankrupt, or become insolvent, or make an assignment for the benefit of creditors, or be placed in the hands of a receiver or trustee in bankruptcy, the other Party may terminate this Agreement by giving thirty
(30) days written notice to the other Party, specifying the basis for termination.

If within sixty (60) days after the receipt of such notice, the Party receiving notice shall remedy the condition forming the basis for termination, such notice shall cease to be operative, and this Agreement shall continue in full force.

     8.4 The word "termination" and cognate words, such as "term" and "terminate", used in this Agreement are to be read, except where the contrary is specifically indicated, as omitting from their effect licenses, releases, and agreements of non-assertion running in favor of customers or transferred by ASSIGNEE prior to any termination of all which survive any termination to the degree necessary to permit their complete fulfillment or discharge.

     8.5 Subject to Section 8.9, ASSIGNEE will assign the PATENT and TECHNOLOGY back to ASSIGNOR if either (i) this Agreement is terminated under
Section 8.2, or (ii) this Agreement is terminated by ASSIGNOR under Section
8.3.

     8.6 If any one of the following four (4) conditions occur, then ASSIGNEE will assign the PATENTS and TECHNOLOGY back to ASSIGNOR by executing one of the Assignments Back attached hereto as Exhibit B and Exhibit C; the four (4) conditions are either (i) Dr. Zvi Yaniv has continually managed the development of the billboard and ASSIGNEE has failed to sell or lease a billboard within one (1) year of the completion of a bill board prototype, or
(ii) ASSIGNEE has failed to sell or lease a billboard within three (3) years after Dr. Zvi Yaniv has discontinued managing the development of the billboard, or (iii) ASSIGNEE has failed to pay at least Five Hundred Thousand Dollars ($500,000) in royalties at the end of two (2) years after the date of the first sale or lease of a billboard, or (iv) following this initial two-year period, the total royalty paid by ASSIGNEE to ASSIGNOR during any subsequent year is less than Five Hundred Thousand Dollars ($500,000).
Section 8.9 determines which form of the Assignment Back, Exhibit B or Exhibit C, should be executed. Simultaneously with ASSIGNEE'S execution of the Assignment Back to ASSIGNOR, ASSIGNOR will grant to ASSIGNEE a non-exclusive world-wide license under the PATENTS and TECHNOLOGY to make, have made, use, sell, lease, and import PRODUCTS, as well as the right to sublicense the PATENTS and TECHNOLOGY to third parties, such license also to include a five percent (5%) royalty on all GROSS REVENUE achieved by ASSIGNEE under the licenses.

     8.7  ASSIGNOR may terminate this Agreement if the payment due under
Section 2.1 is not received by ASSIGNOR on or before February 15, 1999.

     8.8 If this Agreement is terminated at any time for any reason, then ASSIGNEE will return to ASSIGNOR all materials, prototype, drawings, designs, schematics, computer files, specifications, and all other items which include or are based in whole or in part on the PATENTS or the TECHNOLOGY, except that ASSIGNEE may retain possession of such materials, prototypes, drawings, designs, schematics, computer files, specifications, and all other items which include or are based in whole or in part on the PATENTS or the TECHNOLOGY if ASSIGNEE retains a non-exclusive license to the PATENTS and TECHNOLOGY in accordance with Section 8.6.

     8.9 If ASSIGNEE assigns back to ASSIGNOR the PATENTS and TECHNOLOGY under Section 8.5 before the first sale or lease of a billboard by ASSIGNEE, then ASSIGNEE will also assign any improvements in the PATENTS or TECHNOLOGY made by ASSIGNEE by execution of the Assignment Back in Exhibit B attached hereto; and ASSIGNOR will reimburse ASSIGNEE for any and all expenses incurred by ASSIGNEE in developing the improvements, including, but not limited to, expenses related to materials, man-hours expected, subcontracting fees, and patent prosecution. If ASSIGNEE assigns back to ASSIGNOR, the PATENTS and TECHNOLOGY under Section 8.5 after the first sale or lease of a billboard by ASSIGNEE, then ASSIGNEE will solely assign to ASSIGNOR the PATENTS and TECHNOLOGY by execution of the Assignment Back in Exhibit C attached hereto.

IX   Assignment of Agreement

     9.1 ASSIGNEE may assign its rights under this Agreement to (1) an affiliated company for the purpose of commercialization of the TECHNOLOGY, or
(2) EBT Acquisition Company. The royalty provisions of Sections 3.1 and 8.6 shall apply to the entity receiving the rights from ASSIGNEE, but ASSIGNEE will not owe ASSIGNOR any further transaction fees, royalties, licensing or sublicensing fees, or any other payments for such a transfer of rights.

     9.2 All of the provisions of this Agreement apply fully to each corporate affiliate of ASSIGNEE, and the terms and obligation of this Agreement are fully enforceable against all successors and assigns of ASSIGNEE, and ASSIGNOR has the right to directly enforce the rights and obligations of this Agreement against any successors or assigns of ASSIGNEE.

X    Severability

     10.1 If any paragraph, provision, or claims thereof in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the Parties' intent in entering into this Agreement.

XI   Waiver, Integration, Alteration

     11.1 The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of such provision.

     11.2 This Agreement represents the entire understanding between the Parties, and supersedes all other agreements, express or implied, between the Parties concerning PATENTS and TECHNOLOGY.

     11.3 A provision of this Agreement may be altered only by a writing signed by both Parties.

XII  Applicable Law

     12.1 This Agreement shall be construed in accordance with the substantive laws of the State of Texas. Any and all litigation involving either Party's rights and duties under this Agreement shall be brought exclusively in a court of competent jurisdiction in the State of Texas.

     IN WITNESS WHEREOF the Parties have entered this Agreement to be executed by their duly authorized officers on the respective dates and at the respective places hereinafter set forth.


                                       ASSIGNEE:

                                       ELECTRONIC BILLBOARD TECHNOLOGY, INC.

                                       By  /s/ MARC W. ELLER
                                          ----------------------------
                                           Marc Eller, CEO


                                       ASSIGNOR:

                                       ADVANCED TECHNOLOGY INCUBATOR, INC.

                                       By  /s/ ZVI YANIV
                                          ----------------------------
                                           Dr. Zvi Yaniv, CEO

                                   EXHIBIT A

                                  ASSIGNMENT

     THIS ASSIGNMENT, made and entered into as of the ____ Day of ___________, 1998, by and between ADVANCED TECHNOLOGY INCUBATOR, INC., a corporation of Michigan, having is principal place of business at 5810 Long Court, Austin, Texas 78730 (hereinafter "Assignor"), and ELECTRONIC BILLBOARD TECHNOLOGY, INC., a corporation of Delaware, having its principal place of business at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758 (hereinafter "Assignee") (collectively the "Parties" or "parties").

     NOW THEREFORE, for valuable consideration, the receipt of which is hereby mutually acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   SECTION 1
                            TRANSFER AND ASSIGNMENT

     1.1 Conveyance of Rights. Assignor hereby transfers, grants, conveys, assigns, and relinquishes exclusively to the Assignee all of Assignor's right, title, and interest (including to make, use, or sell under patent law; to copy, adapt, distribute, display, and perform under copyright law; and to use and disclose under trade secret law) in and to the PATENTS and TECHNOLOGY as defined in the Patent Assignment and Royalty Agreement between the parties, including, but not limited to U.S. Patent No. 5,469,187 (collectively, the "Intellectual Property Assets").

          1.1.1 Assignor hereby transfers, grants, conveys, assigns, and relinquishes exclusively to the Assignee all right, title and interest of Assignor and all powers and privileges of Assignor, in, to, and under all technical data, drawings, prototypes, engineering files, system documentation, flow charts, and design specifications acquired or developed by Assignor in connection with the development of the Intellectual Property Assets.

     1.2 Further Assurances. Assignor shall execute and deliver, from time to time after the date hereof upon the request of the Assignee, such further conveyance instruments, and take such further actions, as may be necessary or desirable to evidence more fully the transfer of ownership of all the Intellectual Property Assets to the Assignee, or the original ownership of all the Intellectual Property Assets on the part of the Assignee, to the fullest extent possible. Assignor therefore agrees to:

          1. Execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Intellectual Property Assets;

          2. Provide testimony in connection with any proceeding affecting the right, title, or interest of the Assignee and to the Intellectual Property Assets;

          3. Perform any other acts deemed necessary to carry out the intent of this Assignment.

     1.3 Acknowledgment of Rights. In furtherance of this Assignment, Assignor hereby acknowledges that, from this date forward, the Assignee has succeeded to all of Assignor's right, title, and standing to:

          1. Receive all rights and benefits pertaining to the Intellectual Property Assets, subject to the terms of this Assignment;

          2. Institute and prosecute all suits and proceedings and take all actions that the Assignee, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in and to any and all of the Intellectual Property Assets;

          3. Defend and compromise any and all such actions, suits, or proceedings relating to such transferred and assigned rights, title, and interest, and do all other such acts and things in relation thereto as the Assignee, in its sole discretion, deems advisable.

     1.4 Transfer of Materials. Assignor shall immediately surrender to the Assignee all materials and work product in Assignor's possession or within Assignor's control (including all copies thereof) directly related to the Intellectual Property Assets.

                                    SECTION 2
                          REPRESENTATIONS AND WARRANTIES

     2.1 Each party represents and warrants to the other party that it has obtained all necessary consents and has all necessary authority to carry out the purposes and execute on behalf of their respective entities matters set forth herein.

     2.2 Subject to the terms of this Assignment, Assignor represents and warrants that to the best of its knowledge and belief it has good and marketable title to the Intellectual Property Assets, free and clear of any and all licenses, liens, mortgages, encumbrances, pledges, security interests, or changes of any nature whatsoever.

                                   SECTION 3
                           CONFIDENTIAL INFORMATION

     3.1 Assignor acknowledges that the Intellectual Property Assets may contain confidential and proprietary information, and Assignor agrees to maintain such information (including all portions or copies thereof) confidential in the same manner as its own proprietary information is maintained, not to disclose the information (or any portion or copy thereof) to any third party, and not to use such information (or any portion or copy thereof) for any purpose except as authorized under this Assignment.

                                    SECTION 4
                                  MISCELLANEOUS

     4.1 This Assignment shall insure to the benefit of, and be binding upon, the parties hereto together with their respective legal representatives, successors, and assigns.

     4.2 This Assignment shall be governed by, and construed in accordance with Texas law.

     4.3 This Assignment merges, supersedes, and replaces all prior and contemporaneous agreements, assurances, representations, and communications between or among the parties hereto concerning the matters set forth in
Section 1.1 above.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                       ASSIGNOR:

                                       ADVANCED TECHNOLOGY INCUBATOR, INC.

                                       By
                                         -----------------------------
                                             Zvi Yaniv, President

                                       ASSIGNEE:

                                       ELECTRONIC BILLBOARD TECHNOLOGY,
                                       INC.

                                       By
                                         -----------------------------
                                               Marc Eller, CEO

                                   EXHIBIT B

                                ASSIGNMENT BACK

     THIS ASSIGNMENT BACK, made and entered into as of the ____ Day of ___________, 1998, by and between ADVANCED TECHNOLOGY INCUBATOR, INC., a corporation of Michigan, having is principal place of business at 5810 Long Court, Austin, Texas 78730 (hereinafter "ATI"), and ELECTRONIC BILLBOARD TECHNOLOGY, INC., a corporation of Delaware, having its principal place of business at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758 (hereinafter "EBT") (collectively the "Parties" or "parties").

     NOW THEREFORE, for valuable consideration, the receipt of which is hereby mutually acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    SECTION 1
                             TRANSFER AND ASSIGNMENT

     1.1 Conveyance of Rights. EBT hereby transfers, grants, conveys, assigns, and relinquishes exclusively to ATI all of EBT's right, title, and interest (including to make, use, or sell under patent law; to copy, adapt, distribute, display, and perform under copyright law; and to use and disclose under trade secret law) in and to the PATENTS and TECHNOLOGY as defined in the Patent Assignment and Royalty Agreement between the parties, including, but not limited to U.S. Patent No. 5,469,187 and any improvements made thereon by EBT (collectively, the "Intellectual Property Assets").

          1.1.1 EBT hereby transfers, grants, conveys, assigns, and relinquishes exclusively to ATI all right, title and interest of EBT and all powers and privileges of EBT, in, to, and under all technical data, drawings, prototypes, engineering files, system documentation, flow charts, and design specifications acquired or developed by EBT in connection with the development of the Intellectual Property Assets.

     1.2 Further Assurances. EBT shall execute and deliver, from time to time after the date hereof upon the request of ATI, such further conveyance instruments, and take such further actions, as may be necessary or desirable to evidence more fully the transfer of ownership of all the Intellectual Property Assets to ATI, or the original ownership of all the Intellectual Property Assets on the part of ATI, to the fullest extent possible. EBT therefore agrees to:

          1. Execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Intellectual Property Assets;

          2. Provide testimony in connection with any proceeding affecting the right, title, or interest of ATI and to the Intellectual Property Assets;

          3. Perform any other acts deemed necessary to carry out the intent of this Assignment Back.

     1.3 Acknowledgment of Rights. In furtherance of this Assignment Back, EBT hereby acknowledges that, from this date forward, ATI has succeeded to all of EBT's right, title, and standing to:

          1. Receive all rights and benefits pertaining to the Intellectual Property Assets, subject to the terms of this Assignment Back;

          2. Institute and prosecute all suits and proceedings and take all actions that ATI, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in and to any and all of the Intellectual Property Assets;

          3. Defend and compromise any and all such actions, suits, or proceedings relating to such transferred and assigned rights, title, and interest, and do all other such acts and things in relation thereto as ATI, in its sole discretion, deems advisable.

     1.4 Transfer of Materials. EBT shall immediately surrender to ATI all materials and work product in EBT's possession or within EBT's control (including all copies thereof) directly related to the Intellectual Property Assets.

                                   SECTION 2
                          REPRESENTATIONS AND WARRANTIES

     2.1 Each party represents and warrants to the other party that it has obtained all necessary consents and has all necessary authority to carry out the purposes and execute on behalf of their respective entities matters set forth herein.

     2.2 Subject to the terms of this Assignment Back, EBT represents and warrants that to the best of its knowledge and belief it has good and marketable title to the Intellectual Property Assets, free and clear of any and all licenses, liens, mortgages, encumbrances, pledges, security interests, or changes of any nature whatsoever.

                                    SECTION 3
                             CONFIDENTIAL INFORMATION

     3.1 EBT acknowledges that the Intellectual Property Assets may contain confidential and proprietary information, and EBT agrees to maintain such information (including all portions or copies thereof) confidential in the same manner as its own proprietary information is maintained, not to disclose the information (or any portion or copy thereof) to any third party, and not to use such information (or any portion or copy thereof) for any purpose except as authorized under this Assignment Back.

                                    SECTION 4
                                  MISCELLANEOUS

     4.1 This Assignment Back shall insure to the benefit of, and be binding upon, the parties hereto together with their respective legal representatives, successors, and assigns.

     4.2 This Assignment Back shall be governed by, and construed in accordance with Texas law.

     4.3 This Assignment Back merges, supersedes, and replaces all prior and contemporaneous agreements, assurances, representations, and communications between or among the parties hereto concerning the matters set forth in
Section 1.1 above.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Back the day and year first above written.

                                       ATI:

                                       ADVANCED TECHNOLOGY INCUBATOR, INC.

                                       By
                                         ------------------------------
                                              Zvi Yaniv, President


                                       EBT:

                                       ELECTRONIC BILLBOARD TECHNOLOGY, INC.

                                       By
                                         ------------------------------
                                               Marc Eller, CEO

                                   EXHIBIT C

                                ASSIGNMENT BACK

     THIS ASSIGNMENT BACK, made and entered into as of the ____ Day of ___________, 1998, by and between ADVANCED TECHNOLOGY INCUBATOR, INC., a corporation of Michigan, having is principal place of business at 5810 Long Court, Austin, Texas 78730 (hereinafter "ATI"), and ELECTRONIC BILLBOARD TECHNOLOGY, INC., a corporation of Delaware, having its principal place of business at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758 (hereinafter "EBT") (collectively the "Parties" or "parties").

     NOW THEREFORE, for valuable consideration, the receipt of which is hereby mutually acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    SECTION 1
                             TRANSFER AND ASSIGNMENT

     1.1 Conveyance of Rights. EBT hereby transfers, grants, conveys, assigns, and relinquishes exclusively to ATI all of EBT's right, title, and interest (including to make, use, or sell under patent law; to copy, adapt, distribute, display, and perform under copyright law; and to use and disclose under trade secret law) in and to the PATENTS and TECHNOLOGY as defined in the Patent Assignment and Royalty Agreement between the parties, including, but not limited to U.S. Patent No. 5,469,187 (collectively, the "Intellectual Property Assets").

          1.1.1 EBT hereby transfers, grants, conveys, assigns, and relinquishes exclusively to ATI all right, title and interest of EBT and all powers and privileges of EBT, in, to, and under all technical data, drawings, prototypes, engineering files, system documentation, flow charts, and design specifications acquired or developed by EBT in connection with the development of the Intellectual Property Assets.

     1.2 Further Assurances. EBT shall execute and deliver, from time to time after the date hereof upon the request of ATI, such further conveyance instruments, and take such further actions, as may be necessary or desirable to evidence more fully the transfer of ownership of all the Intellectual Property Assets to ATI, or the original ownership of all the Intellectual Property Assets on the part of ATI, to the fullest extent possible. EBT therefore agrees to:

          1. Execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Intellectual Property Assets;

          2. Provide testimony in connection with any proceeding affecting the right, title, or interest of ATI and to the Intellectual Property Assets;

          3. Perform any other acts deemed necessary to carry out the intent of this Assignment Back.

     1.3 Acknowledgment of Rights. In furtherance of this Assignment Back, EBT hereby acknowledges that, from this date forward, ATI has succeeded to all of EBT's right, title, and standing to:

          1. Receive all rights and benefits pertaining to the Intellectual Property Assets, subject to the terms of this Assignment Back;

          2. Institute and prosecute all suits and proceedings and take all actions that ATI, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in and to any and all of the Intellectual Property Assets;

          3. Defend and compromise any and all such actions, suits, or proceedings relating to such transferred and assigned rights, title, and interest, and do all other such acts and things in relation thereto as ATI, in its sole discretion, deems advisable.

     1.4 Transfer of Materials. EBT shall immediately surrender to ATI all materials and work product in EBT's possession or within EBT's control (including all copies thereof) directly related to the Intellectual Property Assets.

                                    SECTION 2
                          REPRESENTATIONS AND WARRANTIES

     2.1 Each party represents and warrants to the other party that it has obtained all necessary consents and has all necessary authority to carry out the purposes and execute on behalf of their respective entities matters set forth herein.

     2.2 Subject to the terms of this Assignment Back, EBT represents and warrants that to the best of its knowledge and belief it has good and marketable title to the Intellectual Property Assets, free and clear of any and all licenses, liens, mortgages, encumbrances, pledges, security interests, or changes of any nature whatsoever.

                                    SECTION 3
                            CONFIDENTIAL INFORMATION

     3.1 EBT acknowledges that the Intellectual Property Assets may contain confidential and proprietary information, and EBT agrees to maintain such information (including all portions or copies thereof) confidential in the same manner as its own proprietary information is maintained, not to disclose the information (or any portion or copy thereof) to any third party, and not to use such information (or any portion or copy thereof) for any purpose except as authorized under this Assignment Back.

                                   SECTION 4
                                 MISCELLANEOUS

     4.1 This Assignment Back shall insure to the benefit of, and be binding upon, the parties hereto together with their respective legal representatives, successors, and assigns.

     4.2 This Assignment Back shall be governed by, and construed in accordance with Texas law.

     4.3 This Assignment Back merges, supersedes, and replaces all prior and contemporaneous agreements, assurances, representations, and communications between or among the parties hereto concerning the matters set forth in
Section 1.1 above.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Back the day and year first above written.

                                       ATI:

                                       ADVANCED TECHNOLOGY INCUBATOR, INC.

                                       By
                                         -----------------------------
                                             Zvi Yaniv, President


                                       EBT:

                                       ELECTRONIC BILLBOARD TECHNOLOGY, INC.

                                       By
                                         -----------------------------
                                               Marc Eller, CEO



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